Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement dated November 1, 2022
to Summary Prospectus and Prospectus
Dated May 1, 2022

Baird Strategic Municipal Bond Fund
Trading Symbols:
BSNSX – Investor Class Shares
BSNIX – Institutional Class Shares

The following revisions are being made to the summary prospectus and prospectus for the Baird Strategic Municipal Bond Fund (the “Fund”) in order to clarify the duration management strategy and parameters used by Robert W. Baird & Co. Incorporated (the “Advisor”) in managing the Fund’s portfolio. In managing the Fund, the Advisor attempts to keep the duration of the Fund’s portfolio within ±2 years of the duration of the Fund’s benchmark index and under normal circumstances generally expects the Fund’s dollar-weighted average effective maturity to be between three months and 10 years.

Accordingly, the following paragraph replaces the fifth paragraph under “Principal Investment Strategies” on page 2 in the Summary Prospectus dated May 1, 2022 for the Fund and the fifth paragraph under “Summary Section—Baird Strategic Municipal Bond Fund—Principal Investment Strategies” on page 51 of the Prospectus dated May 1, 2022 for the Baird Bond Funds (the “Bond Funds’ Prospectus”):

“The Advisor attempts to keep the duration of the Fund’s portfolio within ±2 years of its benchmark, the Bloomberg 1-10 Year Municipal Bond Index. The duration of the Fund’s benchmark as of October 31, 2022 was 3.89 years. While obligations of any maturity may be purchased, under normal circumstances, the Fund’s dollar-weighted average effective maturity is generally expected to be between three months and 10 years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.”

In addition, the following paragraph replaces the first paragraph under “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings—Principal Investment Strategies” on page 84 of the Bond Funds’ Prospectus:

“To achieve each Fund’s investment objective(s), the Advisor attempts to keep the duration of each Fund’s portfolio substantially equal to that of its benchmark. This does not apply to the Strategic Municipal Bond Fund, in which the Advisor attempts to keep the duration of that Fund’s portfolio within ±2 years of its benchmark.”

Also, the table on page 85 of the Bond Funds’ Prospectus showing the dollar-weighted average portfolio effective maturity for each of the Bond Funds is revised for the Strategic Municipal Bond Fund to state “More than 3 months but less than 10 years.”

Please keep this Supplement with your records.